     As filed with the Securities and Exchange Commission on August 20, 1997

                                           REGISTRATION STATEMENT NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                              RAPTOR SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                                   51-0337926
     (STATE OF INCORPORATION)            (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                                69 HICKORY DRIVE
                                WALTHAM, MA 02154
                                 (617) 487-7700

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                    Raptor Systems, Inc. Amended and Restated
                        1995 Stock Option and Grant Plan
                            (FULL TITLE OF THE PLAN)

                        -------------------------------

                                 SHAUN MCCONNON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              RAPTOR SYSTEMS, INC.
                                69 HICKORY DRIVE
                                WALTHAM, MA 02154
                                 (617) 487-7700


 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                          ----------------------------

                                 WITH COPIES TO:

                             John J. Egan III, Esq.
                           GOODWIN, PROCTER & HOAR LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                          -----------------------------

                         CALCULATION OF REGISTRATION FEE

=====================================================================================
     Title of         Amount to be       Proposed     Proposed Maximum   Amount of
 Securities Being    Registered (1)      Maximum          Aggregate     Registration
    Registered                        Offering Price   Offering Price       Fee
                                        Per Share
-------------------------------------------------------------------------------------
Common Stock            500,000        $11.8125(2)       $5,906,250        $1,790
=====================================================================================

(1) Plus such additional number of shares as may be required pursuant to the Raptor Systems, Inc. Amended and Restated 1995 Stock Option and Grant Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization or other similar event.

(2) This estimate is based on the average of the bid and ask price of the common stock of Raptor Systems, Inc. par value $.01 per share, as reported on the Nasdaq National Market on August 15, 1997, pursuant to Rule 457(c) and (h) under the Securities Act, solely for purposes of determining the registration fee.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.

         The contents of the registrant's Registration Statement on Form S-8 (File No. 333-03146) are incorporated herein by reference.



Item 8.  EXHIBITS.

         The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

Exhibits
--------

+4.1 Third Amended and Restated Certificate of Incorporation of Raptor Systems, Inc.

+4.2     Amended and Restated By-Laws of Raptor Systems, Inc.

 4.3     Raptor Systems, Inc. 1995 Amended and Restated Stock Option and Grant
         Plan.

 5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

23.1     Consent of Coopers & Lybrand L.L.P., Independent Accountants.

23.2 Consent of Goodwin, Procter & Hoar, LLP (included in Exhibit 5.1 to this Registration Statement).

24.1 Powers of Attorney (included on the signature page of this Registration Statement).


------------------

+ Incorporated by reference to the relevant exhibit to the Raptor Systems, Inc. Registration Statement on Form S-1 (File No. 33-80691) filed with the
   SEC on December 21, 1995.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, Raptor Systems, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 20th day of August, 1997.

                                   RAPTOR SYSTEMS, INC.


                                   By:  /s/ SHAUN MCCONNON
                                        ------------------
                                        Shaun McConnon, President and Chief
                                        Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Raptor Systems, Inc. hereby severally constitute and appoint Shaun McConnon and John S. Ingalls, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Raptor Systems, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



    SIGNATURE                         TITLE                         DATE
    ---------                         -----                         ----


 /s/ SHAUN MCCONNON          President, Chief Executive Officer  August 20, 1997
-------------------------    and Director
Shaun McConnon               (principal executive officer)


 /s/ JOHN S. INGALLS         Chief Financial Officer             August 20, 1997
-------------------------    (principal financial officer)
John S. Ingalls


 /s/ JOHN W. PEACOCK         Director of Finance and Controller  August 20, 1997
-------------------------    (principal accounting officer)
John W. Peacock


 /s/ ROBERT A. STEINKRAUSS   Chairman of the Board of Directors  August 20, 1997
--------------------------
Robert A. Steinkrauss


 /s/ WILLIAM S. KAISER       Director                            August 20, 1997
--------------------------
William S. Kaiser


 /s/ BRIAN D. OWEN           Director                            August 20, 1997
--------------------------
Brian D. Owen


 /s/ ERNEST C. PARIZEAU      Director                            August 20, 1997
--------------------------
Ernest C. Parizeau


 /s/ ROBERT SCHECHTER        Director                            August 20, 1997
--------------------------
Robert Schechter

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

+4.1 Third Amended and Restated Certificate of Incorporation of Raptor Systems, Inc.

+4.2     Amended and Restated By-Laws of Raptor Systems, Inc.

 4.3     Raptor Systems, Inc. 1995 Amended and Restated Stock Option and Grant
         Plan.

 5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

23.1     Consent of Coopers & Lybrand L.L.P., Independent Accountants.

23.2 Consent of Goodwin, Procter & Hoar, LLP (included in exhibit 5.1 of this Registration Statement).

24.1 Powers of Attorney (included on the signature page of this Registration Statement).

--------------------
+ Incorporated by reference to the relevant exhibit to the Raptor Systems, Inc. Registration Statement on Form S-1 (File No. 33-80691) filed with the SEC on December 21, 1995.